UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): November 21, 2005
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AETRIUM INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	0-22166 (Commission File Number)	41-1439182 (I.R.S. Employer Identification Number)

2350 Helen Street North St. Paul, Minnesota (Address of Principal Executive Offices)	55109 (Zip Code)
(651) 770-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
     On November 21, 2005, Aetrium Incorporated publicly announced, among other things, its recent receipt of customer orders totaling more than $6 million. For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued November 21, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED
By:	/s/ Douglas L. Hemer
Douglas L. Hemer
Chief Administrative Officer and Secretary

Dated: November 21, 2005

AETRIUM INCORPORATED
FORM 8-K
Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Press Release issued November 21, 2005	Filed herewith